Third Quarter
2010 Review
October 27, 2010
Third Quarter
2010 Review
October 27, 2010
John V. Faraci
Chairman &
Chief Executive Officer
Tim S. Nicholls
Senior Vice President &
Chief Financial Officer
Exhibit 99.2

Forward-Looking Statements
Forward-Looking Statements
These slides and statements made during this presentation contain forward-looking statements. These statements reflect management's current views and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these statements. Factors which could cause actual results to differ relate to: (i)  increases in interest rates; (ii) industry conditions, including but not limited to changes in the cost or availability of raw materials, energy and transportation costs, competition we face, cyclicality and changes in consumer preferences, demand and pricing for our products; (iii) global economic conditions and political changes, including but not limited to the impairment of financial institutions, changes in currency exchange rates, credit ratings issued by recognized credit rating organizations, the amount of our future pension funding obligation and changes in pension and health care costs; (iv) unanticipated expenditures related to the cost of compliance with environmental and other governmental regulations and to actual or potential litigation; and (v) whether we experience a material disruption at one of our manufacturing facilities and risks inherent in conducting business through a joint venture. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. These and other factors that could cause or contribute to actual results differing materially from such forward looking statements are discussed in greater detail in the company's Securities and Exchange Commission filings.

Statements Relating to Non-GAAP
Financial Measures
Statements Relating to Non-GAAP
Financial Measures
During the course of this presentation, certain
non-U.S. GAAP financial information will be
presented.
A reconciliation of those numbers to U.S.
GAAP financial measures is available on the
company’s website at internationalpaper.com
under Investors.

Third Quarter 2010
Headlines
Third Quarter 2010
Headlines
Outstanding Earnings
All global segments
More than double 2Q
Strong Free Cash Flow
More than double 2Q
Cost-of-Capital Returns
$1.2 B Pension Contribution
& $200 MM Debt Reduction

Third Quarter 2010
Significant Earnings Improvement
Third Quarter 2010
Significant Earnings Improvement
Excellent Earnings in All Three
U.S. Mill Businesses
Continued Strong Earnings in
EMEA Paper and Packaging
Strong Contribution from Ilim
Joint Venture
Restructuring Benefits
Incremental Price Increase
Realization
Continued Strong Operations
Earnings from continuing operations before
special items

3Q10 Financial Snapshot
Strong EBITDA & Free Cash Flow
3Q10 Financial Snapshot
Strong EBITDA & Free Cash Flow
3Q09 2Q10 3Q10
Sales ($B) $5.9 $6.1 $6.7
EBITDA
1
($MM) $780 $782 $1,061
EBITDA Margin 13% 13% 16%
Free Cash Flow
2
($MM) $605 $356 $753
Debt ($B) $9.6 $8.9 $8.7
Cash Balance ($B) $1.7 $1.9 $1.4
1. Earnings from continuing operations before special items
2. Cash provided by continuing operations less capital expenditures, excluding cash received from alternative fuel credits of $463 MM in 3Q09, $132 MM in 2Q10, cash received under European accounts receivable securitization of $0.2B in 3Q09, and cash paid for voluntary pension contributions of $1.2 B in 3Q10.

7 Transformation Enabling Improved Returns Recovering from Global Recession Transformation Enabling Improved Returns Recovering from Global Recession Cost of Capital

Operating EPS
Record Quarterly Earnings
Operating EPS
Record Quarterly Earnings
2003 2004 2005 2006 2007 2010 2002 2000 2001 2008
Impact of Mineral
Rights Gain
2009
Earnings from continuing operations before special items as reported at the time
Transformation

9 EBITDA Momentum Accelerating EBITDA Momentum Accelerating EBITDA and EBITDA Margins before special items, excluding Forest Products

Earnings before special items
3Q10 vs. 2Q10 EPS
Price Realization, Improved Volumes, Strong Operations
3Q10 vs. 2Q10 EPS
Price Realization, Improved Volumes, Strong Operations
Reflects the delta between a $33 MM charge
in 2Q and $16 MM recovered in 3Q

Earnings from continuing operations before special items
9M10 vs. 9M09 EPS
Higher
Prices, Improved Volumes, Elevated Fiber Costs
9M10 vs. 9M09 EPS
Higher
Prices, Improved Volumes, Elevated Fiber Costs

12 Stable Global Input Costs vs. 2Q10 $1 MM Favorable, or $0.00/Share Stable Global Input Costs vs. 2Q10 $1 MM Favorable, or $0.00/Share By Business By Input Type

13 Industrial Packaging Earnings 3Q10 vs. 2Q10 Industrial Packaging Earnings 3Q10 vs. 2Q10 Earnings before special items

3Q10 vs. 2Q10 3Q10 vs. 3Q09
Business
Volume
Price /
Ton
Volume
Price /
Ton
N.A. Container (1%) $38 4% $72
European Container* (4%) €36 6% €47
Industrial Packaging
Volume Recovery, Price Increase Realization
Industrial Packaging
Volume Recovery, Price Increase Realization
N.A. Price Improvement per Ton
vs. December 2009 Price
Sept 2010
Price / Ton
Corrugated Boxes $95
* European Container volumes reflect box shipments only, including the shipments by the non-consolidated joint venture in
Turkey

N.A. Industrial Packaging Relative EBITDA Margins
N.A. Industrial Packaging Relative EBITDA Margins
IP EBITDA margins based on North American Industrial Packaging operating profit before special items
Competitor EBITDA margin estimates obtained from public filings and IP analysis

16 Printing Papers Earnings 3Q10 vs. 2Q10 Printing Papers Earnings 3Q10 vs. 2Q10 Earnings before special items

17 Consumer Packaging Earnings 3Q10 vs. 2Q10 Consumer Packaging Earnings 3Q10 vs. 2Q10 Earnings before special items

$ Million 3Q09 2Q10 3Q10
Sales $1,665 $1,630 $1,755
Earnings $21 $26 $22
xpedx
3Q10 vs. 2Q10
xpedx
3Q10 vs. 2Q10
Revenues up 8% from 2Q10
Daily sales rate best since 4Q08
Daily Sales Change vs. 2Q10
Printing 8.6%
Packaging 7.0%
Facility Supplies 4.4%

Forest Products
Substantial Completion of Land Sales
Forest Products
Substantial Completion of Land Sales
Rock Creek Transaction Closed
Sales Price $199MM
Retained Profit Interest in Partnership 20%
Cash Received at Closing $160MM
To Be Received within 3 Years
$39MM
(plus Interest)
IP has minimal land remaining for sale and will no longer report land sales separately after 4Q10
$ Million 3Q09 2Q10 3Q10
Earnings $2 $40 $49

$ Million 3Q09 2Q10 3Q10
Sales (100%) $305 $435 $465
Earnings (IP Share) $0 $5 $22
Ilim’s results are reported on a one-quarter lag
IP’s shares of Ilim’s reported earnings for 3Q09 & 3Q10 include an after-tax foreign exchange gain of $10 MM and an after-tax foreign exchange loss of $6 MM, respectively.  The foreign exchange impact in 2Q10 was minimal.
Ilim Joint Venture
3Q10 vs. 2Q10
Ilim Joint Venture
3Q10 vs. 2Q10
3Q10 vs. 2Q10 3Q10 vs. 3Q09
Business
Volume
Price /
Ton
Volume
Price /
Ton
Pulp (7%) $131 3% $327
Containerboard (6%) $61 1% $141

IP Europe, Middle East & Africa
9M10: 10% of IP Sales & 15% of IP EBITDA
IP Europe, Middle East & Africa
9M10: 10% of IP Sales & 15% of IP EBITDA
On Pace for Record
Annual Earnings
Continued Demand Recovery
Price Increases Realized
Solid Operations
Return on Investment 9M10
European Papers, excl. Russia 19%
Russian Papers 15%
EMEA Container 11%

Cellulosic Biofuel Tax Credit
Analyzing the Potential Benefit to IP
Cellulosic Biofuel Tax Credit
Analyzing the Potential Benefit to IP
CBTC is $1.01/gallon credit against taxable
income (excess may be carried forward until
2015)
OCT 5
th
– IRS rules companies may qualify
for AFMTC and CBTC within 2009
Companies can pick & choose in order to
maximize benefit
To claim higher CBTC credit, companies
would have to repay cash received for
AFMTC & file amended tax returns
IP cannot quantify the value of CBTC
because it depends on future taxable
earnings, but it could be significant
IP produced
3.5 billion
gallons of
black liquor
in 2009

23 Balanced Capital Allocation to Increase Shareowner Value Balanced Capital Allocation to Increase Shareowner Value

Fourth Quarter Outlook
Changes from 3Q10
Fourth Quarter Outlook
Changes from 3Q10
North America Europe Brazil Asia
Volume
Paper
Seasonal
Decrease
Stable Stable
Packaging
Seasonal
Decrease
Seasonal
Increase
Stable
Pricing
Paper
Paper Stable;
Pulp Decrease
Stable Stable
Packaging
Stable
Improving Stable
Maintenance Outages
~$37MM
Increase
Stable
~$6MM
Decrease
Input & Freight Costs
Higher OCC
& Chemicals
Stable Stable
Stable
xpedx
Seasonal
Decrease
Ilim Stable
Forest
Products
$50MM
Decrease

3Q Summary & 4Q Outlook
Strong, but Seasonally Lower, 4Q EPS & FCF
3Q Summary & 4Q Outlook
Strong, but Seasonally Lower, 4Q EPS & FCF
3Q10 Summary
Volume ended strong as
quarter progressed
Incremental price increase
realizations
Strong operations
Flat input costs
4Q10 Outlook
Seasonal demand declines
Stable prices
Higher maintenance outages
Increasing OCC & chemicals
costs
No more Forest Products
earnings
Strong 3Q Earnings
& Free Cash Flow
Strong, but Seasonally
Lower,  4Q EPS & FCF

26 Appendix Investor Relations Contacts Thomas A. Cleves 901-419-7566 Emily Nix 901-419-4987 Media Contact Tom Ryan 901-419-4333

$ Million 2008 2009
2010
Estimate
Capital Spending
$1,002 $534 $800
Depreciation &
Amortization
$1,347 $1,472 $1,450
Net Interest Expense
$492 $669 $600 - $625
Corporate Items
$103 $181 $200 - $225
Effective Tax Rate
31.5% 30% 30-32%
Before special items and excluding Ilim
Key Financial Statistics
Key Financial Statistics

Free Cash Flow
Free Cash Flow
$ Million 3Q09 2Q10 3Q10
Cash from Operations $713 $509 $937
Cash Received from Alternative Fuel
Mixture Tax Credits (AFMTC)
$463 $132 $0
Cash Provided by Operations,
as Adjusted
$1,381 $641 $937
Less Capital Investment ($108) ($153) ($184)
Free Cash Flow $1,273 $488 $753
Free Cash Flow Excluding AFMTC $605 $356 $753
1
Excludes $205 MM cash received under European accounts receivable securitization in 3Q09
2
Excludes $1.2 B cash paid for voluntary pension contributions.
1 2

Balance Sheet Debt Reduction Progress
$4 Billion Reduction since Acquisition
Balance Sheet Debt Reduction Progress
$4 Billion Reduction since Acquisition
1
Excludes the debt repayment of $1 B from the proceeds of our May bond issuance: $1 B 9.375% notes due 2019
1
Excludes the debt repayment of $1 B from the proceeds of our August bond issuance: $1 B 7.5% notes due 2021
1
Excludes the debt repayment of $750 MM from the proceeds of our November bond issuance: $750 MM 7.3% notes due 2039

Monetization & Other: Intend to rollover or refinance timber monetization debt, Sun JV debt and other foreign subsidiary debt
Debt Maturity Profile
Maturities as of Quarter-End
Debt Maturity Profile
Maturities as of Quarter-End

$ Million 1Q10 2Q10 3Q10 4Q10E 2010E
Industrial Packaging $70 $41 $3 $26 $140
Printing Papers Total $27 $60 $52 $44 $183
North America $27 $45 $30 $28 $130
Europe 0 10 14 14 $38
Brazil 0 5 8 2 $15
Consumer Packaging $6 $19 $0 $16 $41
Total Impact $103 $120 $55 $86 $364
Dollar impact of planned maintenance outages are estimates and subject to change
Maintenance Outages Expenses
Maintenance Outages Expenses

Average IP price realization (includes the impact of mix across all grades)
3Q10 vs. 2Q10 3Q10 vs. 3Q09
Business
Volume Price / Ton Volume Price / Ton
N.A. Paper 3% $21 (9%) $72
N.A. Pulp 30% $19 (7%) $244
European Paper 0% €34 2% €53
Printing Papers
Printing Papers

Average IP price realization (includes the impact of mix across all grades)
3Q10 vs. 2Q10 3Q10 vs. 3Q09
Volume Price/Ton Volume Price/Ton
U.S. Coated Paperboard
3% $37 12% $53
Revenue Price Revenue Price
Converting Businesses 5% NA (1%) NA
Consumer Packaging
Consumer Packaging

3Q10 EBITDA
3Q10 EBITDA
Operating
Profit
$ Million
D & A
$ Million
Tons
Thousand
EBITDA
per Ton
EBITDA
Margin
Industrial Packaging
North America
$319 $138 2,607 $175 21.9%
Europe
$14 $7 251 $84 8.9%
Printing Papers
North America
$125 $49 707 $246 24.4%
Western Europe
$6 $5 62 $177 15.3%
Eastern Europe & Russia
$44 $14 249 $233 27.2%
Brazil
$46 $33 262 $302 28.7%
U.S. Market Pulp
$49 $14 279 $226 29.9%
Consumer Packaging
U.S. Coated Paperboard
$56 $38 364 $258 22.4%
1
Excludes Recycling & Bag businesses; includes Saturating Kraft business
2
Includes Bleached Kraft business
3
Excludes Market Pulp
1
2
3
3

Operating Profits by Industry Segment
Operating Profits by Industry Segment
$ Million 3Q09 2Q10 3Q10
Industrial Packaging
$214 $193 $332
Printing Papers
$138 $158 $278
Consumer Packaging
$68 $49 $71
Distribution
$21 $26 $22
Forest Products
$2 $40 $49
Operating Profit $443 $466 $752
Net Interest Expense
($169) ($157) ($152)
Noncontrolling Interest / Equity Earnings Adjustment $5 $7 $5
Corporate Items
($46) ($54) ($58)
Special Items
$356 ($144) $0
Earnings from continuing operations before income
taxes, equity earnings & noncontrolling interest
$589 $118 $547
Equity Earnings, net of taxes - Ilim $0 $5 $22

Geographic Business Segment Operating Results
Before Special Items
Geographic Business Segment Operating Results
Before Special Items
$ Million
Sales Operating Profit
3Q09 2Q10 3Q10 3Q09 2Q10 3Q10
Industrial Packaging
North American $1,890 $2,120 $2,210 $201 $172 $320
European $240 $235 $235 $13 $18 $14
Asian $100 $85 $165 $0 $2 ($2)
Printing Papers
North American $725 $675 $715 $92 $46 $125
European $300 $320 $325 $28 $55 $58
Brazilian $275 $275 $275 $36 $39 $46
U.S. Market Pulp $155 $160 $210 ($18) $18 $49
Asian $15 $15 $25 $0 $0 $0
Consumer Packaging
North American $565 $580 $615 $44 $17 $51
European $80 $80 $85 $17 $19 $17
Asian $145 $185 $170 $7 $13 $3
Distribution $1,665 $1,630 $1,755 $21 $26 $22
Excludes Forest Products

1
2
Pre-Tax
$MM
Tax
$MM
Non-
controlling
Interest
$MM
Equity
Earnings
Net
Income
$MM
Estimated
Tax Rate
Average
Shares
MM
Diluted
EPS
Before Special Items
1Q10
$40 ($13) ($9) ($2) $16 32% 429 $0.04
2Q10
$262 ($81) ($7) $7 $181 31% 433 $0.42
3Q10
$547 ($170) ($2) $22 $397 31% 434 $0.91
Special Items
1Q10
($215) $37 $0 $0 ($178) 17% 429 ($0.42)
2Q10
($144) $56 $0 $0 ($88) 39% 433 ($0.21)
3Q10
$0 $0 $0 $0 $0 0% 434 $0
Earnings
1Q10
($175) $24 ($9) ($2) ($162) 14% 429 ($0.38)
2Q10
$118 ($25) ($7) $7 $93 21% 433 $0.21
3Q10
$547 ($170) ($2) $22 $397 31% 434 $0.91
2010 Earnings from Continuing Operations
2010 Earnings from Continuing Operations
1
2
Assuming dilution
A reconciliation to GAAP EPS is available at www.internationalpaper.com under the Investors tab at Webcasts and Presentations

38 Earnings from continuing operations before special items 3Q10 vs. 3Q09 EPS 3Q10 vs. 3Q09 EPS

39 Industrial Packaging Earnings 3Q10 vs. 3Q09 Industrial Packaging Earnings 3Q10 vs. 3Q09 Earnings before special items

40 Printing Papers Earnings 3Q10 vs. 3Q09 Printing Papers Earnings 3Q10 vs. 3Q09 Earnings before special items

$ Million 3Q09 2Q10 3Q10
Sales $275 $275 $275
Earnings $36 $39 $46
EBITDA Margin 25% 27% 29%
IP Brazil results are reported in the Printing Papers segment
IP Brazil
IP Brazil
3Q10 vs. 2Q10 3Q10 vs. 3Q09
Business Volume
Price /
Ton
Volume
Price /
Ton
Uncoated Freesheet (7%) $58 (7%) $80
Domestic 17% $5 (6%) ($10)
Export (21%) $102 (8%) $153

42 Consumer Packaging Earnings 3Q10 vs. 3Q09 Consumer Packaging Earnings 3Q10 vs. 3Q09 Earnings before special items

43 Total Cash Cost Components 3Q10 YTD Total Cash Cost Components 3Q10 YTD North American Mills Only

44 Global Input & Freight Costs vs. 9M09 $476 MM Unfavorable, or $0.76/Share Global Input & Freight Costs vs. 9M09 $476 MM Unfavorable, or $0.76/Share Input costs for continuing businesses

45 Global Input & Freight Costs vs. 3Q09 $189 MM Unfavorable, or $0.31/Share Global Input & Freight Costs vs. 3Q09 $189 MM Unfavorable, or $0.31/Share Input costs for continuing businesses

U.S. Mill Wood Delivered Cost Trends
7% Decrease vs. 2Q10 Average Cost
U.S. Mill Wood Delivered Cost Trends
7% Decrease vs. 2Q10 Average Cost
Declining Wood
Demand
Poor Harvesting Conditions &
Higher Wood Demand
Normal
Harvesting
Conditions

U.S. OCC Delivered Cost Trends
9% Decrease vs. 2Q10 Average Cost
U.S. OCC Delivered Cost Trends
9% Decrease vs. 2Q10 Average Cost
2005-2007 represents WY PKG delivered costs; 2008-2010 represents delivered costs to the integrated system
Reduced
OCC Demand
Reduced
China
Demand
Increasing Demand in China & in
U.S. as Wood Substitute

48 NYMEX Natural Gas closing prices Natural Gas Costs 7% Increase vs. 2Q10 Average Cost Natural Gas Costs 7% Increase vs. 2Q10 Average Cost

49 U.S. Fuel Oil 3% Decrease vs. 2Q10 Average Cost U.S. Fuel Oil 3% Decrease vs. 2Q10 Average Cost WTI Crude prices

U.S. Chemical Composite Index
5% Increase vs. 2Q10 Average Cost
U.S. Chemical Composite Index
5% Increase vs. 2Q10 Average Cost
Delivered cost to U.S. facilities; includes Caustic Soda, Sodium Chlorate, Starch and Sulfuric Acid
2005 - 2008 excludes WY PKG

2010 Global Consumption
Annual Purchase Estimates for Key Inputs
2010 Global Consumption
Annual Purchase Estimates for Key Inputs
Does not include Asian or Ilim consumption
Estimates are based on normal operations and may be impacted by downtime
Commodity U. S. Non – U. S.
Energy
Natural Gas (MM BTUs)
42,000,000 13,000,000
Fuel Oil (Barrels)
1,500,000 500,000
Coal (Tons)
860,000 260,000
Fiber
Wood (Tons)
44,200,000 8,800,000
Old Corrugated Containers (Tons)
3,000,000 310,000
Chemicals
Caustic Soda (Tons)
250,000 70,000
Starch (Tons)
394,000 96,000
Sodium Chlorate (Tons)
180,000 40,000
LD Polyethylene (Tons)
39,000 -
Latex (Tons)
22,000 4,000